Sound Shore Fund seeks growth of capital using a value-oriented approach. Shares of the Fund are offered to investors without any sales charge or Rule 12b-1 (distribution) fees.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.soundshorefund.com/shareholder_report.asp. You can also get this information at no cost by calling (800) 551-1980 or by sending an email request to SoundShore@apexfs.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, as amended and supplemented from time to time, and most recent report to shareholders, for the year ended December 31, 2025, are all incorporated by reference into this Summary Prospectus.

SUMMARY PROSPECTUS May 1, 2026 Investor Class Ticker Symbol: SSHFX Institutional Class Ticker Symbol: SSHVX

Investment Objective

The investment objective of Sound Shore Fund, Inc. (the “Fund”) is growth of capital.

Fees and Expenses

The following tables describe the various fees and expenses that you may pay if you invest in the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses	0.20%	0.11%
Total Annual Fund Operating Expenses	0.95%	0.86%
Fee Waiver and/or Expense Reimbursement(1)	0.00%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	0.95%	0.75%

(1)	Pursuant to an expense limitation agreement between Sound Shore Management, Inc. (the “Adviser”) and the Fund, the Adviser has agreed to reimburse all of the ordinary expenses of the Institutional Class included in Total Annual Fund Operating Expenses (excluding advisory fees, interest, taxes, securities lending costs, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and all litigation costs). The agreement is in effect until at least May 1, 2027. Thereafter, it is automatically renewed for one year terms unless the Adviser gives at least thirty days written notice of its termination.

Example

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund’s Investor Class and Institutional Class and then redeem all of your shares at the end of each period. This example also assumes that your investment has a 5% annual return and that the Fund’s Total Annual Fund Operating Expenses remain the same, except that the Institutional Class’ expense limitation is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$97	$303	$525	$1,166
Institutional Class	$77	$263	$466	$1,051

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Portfolio Turnover

The Fund pays transaction costs, such as broker commissions, when it buys and sells equity securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

Principal Investment Strategies

The Adviser seeks to meet the Fund’s investment objective of growth of capital by employing a value investment strategy to its selection of predominantly Large Cap and Mid Cap common stocks for the portfolio. The Adviser considers Large Cap companies to be those with market capitalizations in excess of $10 billion at the time of purchase (“Large Cap”). The Adviser considers Mid Cap companies to be those with market capitalizations between $1 billion and $10 billion at the time of purchase (“Mid Cap”). The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of December 31, 2025, the Fund had invested 18.7% in the Financials sector, 16.9% in the Information Technology sector and 15.2% in the Health Care sector. The investment strategy is built upon three components:

Disciplined Approach — Since the Fund’s inception in 1985, the Adviser has consistently applied its value-oriented investment philosophy and process. This process is driven by strict valuation screening, rigorous company specific research, and stock selection. The Adviser strives to be at or near fully invested.

Risk Aversion — The Adviser’s focus and emphasis on companies selling at low absolute and relative P/E valuations provides risk control. The portfolio is oriented toward financially sound companies that have underperformed and have lost Wall Street’s attention due to low expectations. The Adviser analyzes risk on a company-by-company basis and establishes maximum position constraints in portfolio construction. The Adviser also considers governance as well as environmental and social factors as appropriate. While valuation, governance, environmental and social factors are analyzed, the evaluation of all key investment considerations is industry- and company-specific. Consequently, no one issue necessarily disqualifies a company from investment and no individual characteristic must be present prior to investment.

Long-Term Orientation — The Adviser’s bottom-up, stock by stock process generally incorporates a 12-36 month investment time horizon while resisting fads, themes and market timing.

While most of the Fund’s assets will be invested in domestic common stock, the Fund may also invest in U.S. traded Large Cap and Mid Cap securities issued by companies organized outside the United States including American Depositary Receipts.

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Principal Investment Risks

You could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occurs:

●	The stock market goes down
●	Value stocks fall out of favor with the stock market
●	The stock market continues to undervalue the stocks in the Fund’s portfolio
●	The Adviser’s judgment as to the value of a stock proves to be wrong

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risks Associated with Value Investing An investment in the Fund is not by itself a complete or balanced investment program. The Fund’s value investment approach can undergo cycles of greater or lesser investor interest and, therefore, may lead to a decrease in the prices of the stocks in the Fund’s portfolio.

Economic and Market Risk Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Mid Cap Risk Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies.

Foreign Securities Risk The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

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Sector-Focus Risk Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

Financials Sector Risk Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company or of the financial sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.

Information Technology Sector Risk. The information technology sector includes, for example, artificial intelligence, internet, semiconductor, software, hardware and technology equipment companies. This sector can be affected by, among other things, the supply and demand for specific products and services, the pace of technological development and government regulation.

Health Care Sector Risk To the extent the Fund invests a significant portion of its assets in the healthcare sector, the Fund’s performance could be negatively impacted by events affecting this sector. The profitability of companies in the healthcare sector may be affected by government regulations changing costs of medical products and services, limited product lines, and product liability claims, among other things. Many healthcare companies are heavily dependent on patent protection, which may be time consuming and costly, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies may be thinly capitalized and susceptible to product obsolescence. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, which may be time consuming and costly and with no guarantee that the product will come to market.

Large Companies Risk Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Performance Bar Chart and Table

The following chart illustrates the variability of the returns of the Fund’s Investor Class shares. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Investor Class performance from year-to-year and how the Fund’s average annual returns for 1, 5, and 10 years compare to a broad measure of market performance as well as a secondary benchmark the Adviser believes is more aligned with the Fund’s investment strategy. The Institutional Class would have substantially similar annual returns to those of the Investor Class because both classes of shares are invested in the same portfolio

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of securities and the annual returns would differ only to the extent that Institutional Class shares have a lower expense ratio. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. To obtain updated performance information, please visit the Fund’s website at www.soundshorefund.com or call (800) 551-1980.

The following chart shows the annual total return of the Fund’s Investor Class for the last ten years.

Annual Returns as of December 31

During the periods shown in the chart above, the highest calendar quarterly return was 21.03% (for the quarter ended December 31, 2020) and the lowest quarterly return was -29.17% (for the quarter ended March 31, 2020).

The following table shows the Institutional Class’ average annual total return, and the Investor Class’ average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of shares as of December 31, 2025, compared to the average annual returns of broad measures of market performance.

	1 Year	5 Years	10 Years
Institutional Class - Return Before Taxes	18.42%	13.71%	11.48%
Investor Class - Return Before Taxes	18.20%	13.49%	11.28%
Investor Class - Return After Taxes on Distributions	14.48%	9.67%	8.35%
Investor Class - Return After Taxes on Distributions and Sale of Fund Shares	12.86%	9.83%	8.41%
S&P 500® Index (does not reflect deductions for fees, expenses or taxes)	17.88%	14.42%	14.82%

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	1 Year	5 Years	10 Years
Russell 1000® Value Index (does not reflect deductions for fees, expenses or taxes)	15.91%	11.33%	10.53%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. When returns before taxes are negative, the return after taxes on distributions and sale of Fund shares may exceed the Fund’s other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser

Sound Shore Management, Inc. is the Fund’s investment adviser.

Portfolio Managers

The Adviser’s portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund are John P. DeGulis, David B. Bilik and Peter B. Evans.

John P. DeGulis President of the Adviser, has been with the Adviser since January 1996 and has served as a portfolio manager of the Fund since 2003.

David B. Bilik has been with the Adviser since 2003 and has served as portfolio manager of the Fund since 2024.

Peter B. Evans has been with the Adviser since 2005 and has served as a portfolio manager of the Fund since 2024.

Purchasing or Selling Your Shares

You may purchase or redeem Fund shares on any business day by mail (Sound Shore Fund, Inc., P.O. Box 588, Portland, Maine 04112), wire transfer, or telephone at (800) 551-1980. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Investor Class

The standard minimum initial investment for Investor Class, electronic Fund transfers and systematic investment plans is $10,000 and $2,000 for Traditional and Roth IRA Accounts. There is no minimum investment for additional investments except in the case of electronic Fund transfers and systematic investment

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plans in which case the minimum is $50. The standard minimum initial investment may be lower if made through certain broker-dealers.

Institutional Class

The minimum initial investment amount is $1,000,000 for the Institutional Class of the Fund. There is no minimum for subsequent investments in the Institutional Class, except in the case of systematic investment plans, in which case the minimum is $1,000. The Fund may reduce or waive the minimum initial investment amount in some cases. Investors purchasing the Institutional Class through financial intermediaries may be subject to different minimums or charges imposed by such intermediaries.

The minimum initial investment for the Institutional Class requirement may be modified or waived in the Fund’s discretion for initial investments: (1) through banks, broker-dealers and other financial institutions in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee; (2) by qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions); (3) by defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code; (4) made in connection with certain mergers and/or reorganizations as approved by the Adviser; or (5) for individual accounts under common control that together aggregate $1,000,000 or more.

Tax Information

The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Subsequent withdrawals from such tax-deferred arrangements may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FOR MORE INFORMATION

Annual and Semi-Annual Reports

The Fund will provide annual/semi-annual reports to shareholders that will provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting your broker or the Fund at:

Sound Shore Fund, Inc.
P.O. Box 588
Portland, Maine 04112
(800) 551-1980 (toll free)

The annual/semi-annual reports, SAI and other information are available, without charge, on the Fund’s Web site at: www.soundshorefund.com.

Securities and Exchange Commission Information

Free copies of the annual/semi-annual reports and the SAI are available on the EDGAR database on the SEC’s website at www.sec.gov.

You can also get copies of this information, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov

Investment Company Act File No. 811-04244

207-SPRU-0526